            As filed with the U.S. Securities and Exchange Commission
                               on February 21, 1997


                        Securities Act File No. 33-61225
                    Investment Company Act File No. 811-07327

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [x]

                         Pre-Effective Amendment No.                       [ ]

                       Post-Effective Amendment No. 3                      [x]

                                     and/or

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940                    [x]

                               Amendment No. 5                             [x]

                        (Check appropriate box or boxes)

                 Warburg, Pincus Post-Venture Capital Fund, Inc.
               ..................................................
               (Exact Name of Registrant as Specified in Charter)

                              466 Lexington Avenue
                          New York, New York 10017-3147
               ..................................................
              (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                       including Area Code: (212) 878-0600

                               Mr. Eugene P. Grace
                 Warburg, Pincus Post-Venture Capital Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                .................................................
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677

It is proposed that this filing will become effective (check appropriate box):

        [x] immediately upon filing pursuant to paragraph (b)

        [ ] on [date] pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)

        [ ] on (date) pursuant to paragraph (a)(1)

        [ ] 75 days after filing pursuant to paragraph (a)(2)

        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24f-2

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended, pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1996 was filed on December 27, 1996.



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                 WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.

                                    FORM N-1A
                              CROSS REFERENCE SHEET


Part A                                      Heading for the Common Shares and
Item No.                                    the Advisor Shares
--------                                    Prospectuses*
                                            -------------
1.  Cover Page...........................   Cover Page

2.  Synopsis.............................   The Funds' Expenses

3.  Condensed Financial Information......   Financial Highlights


4.  General Description of Registrant....   Cover Page; Investment Objectives
                                            and Policies; Portfolio Investments;
                                            Risk Factors and Special
                                            Considerations; Certain Investment
                                            Strategies; Investment Guidelines;
                                            General Information

5.  Management of the Fund...............   Management of the Funds

6.  Capital Stock and Other Securities ..   General Information

7.  Purchase of Securities Being
    Offered .............................   How to Open an Account; How to
                                            Purchase Shares; Net Asset Value

8.  Redemption or Repurchase.............   How to Redeem and Exchange Shares

9.  Legal Proceedings....................   Not applicable

------------------
       * With respect to the Advisor Prospectus, all references to "the Funds" in this cross reference sheet should be read as "the Fund."

10. Cover Page...........................   Cover Page

11. Table of Contents....................   Contents

12. General Information and History......   Management of the Funds;
                                            Notes to Financial Statements; See
                                            Prospectuses--"General Information"

13. Investment Objectives and Policies...   Investment Objectives; Investment
                                            Policies

14. Management of the Registrant.........   Management of the Funds; See
                                            Prospectuses--"Management of the
                                            Funds"

15. Control Persons and Principal
    Holders of Securities................   Management of the Funds;
                                            Miscellaneous; See Prospectuses --
                                            "General Information"

16. Investment Advisory and Other
    Services.............................   Management of the Funds; See
                                            Prospectuses--"Management of the
                                            Funds" and "Shareholder Servicing"

17. Brokerage Allocation.................   Investment Policies; See
                                            Prospectuses -- "Portfolio
                                            Transactions and Turnover Rate"

18. Capital Stock and Other Securities...   Management of the Funds --
                                            Organization of the Fund; See
                                            Prospectuses -- "General
                                            Information"

19. Purchase, Redemption and Pricing of
    Securities Being Offered.............   Additional Purchase and Redemption
                                            Information; See Prospectuses --
                                            "How to Open an Account," "How to
                                            Purchase Shares," "How to Redeem
                                            and Exchange Shares" and "Net Asset
                                            Value"

20. Tax Status...........................   Additional Information Concerning
                                            Taxes; See Prospectuses--"Dividends,
                                            Distributions and Taxes"

21. Underwriters.........................   Investment Policies--Portfolio
                                            Transactions; See Prospectuses--
                                            "Management of the Funds" and
                                            "Shareholder Servicing"

22. Calculation of Performance Data......   Determination of Performance

23. Financial Statements.................   Report of Independent Accountants;
                                            Financial Statements

Part C
------
           Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
                               February 21, 1997
                                 WARBURG PINCUS
                           POST-VENTURE CAPITAL FUND
                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND



                                     [Logo]

PROSPECTUS                                                     February 21, 1997



Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Two funds are described in this
Prospectus:



   WARBURG PINCUS POST-VENTURE CAPITAL FUND seeks long-term growth of capital. The Fund will pursue its objective by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.


   WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND seeks long-term growth of capital. The Fund will pursue its objective by investing primarily in equity securities of U.S. and foreign issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.



Because of the nature of each Fund's investments and certain strategies it may use, an investment in a Fund involves certain risks and may not be appropriate for all investors.


NO LOAD CLASS OF COMMON SHARES
__________________________________________________


Each Fund offers two classes of shares. A class of Common Shares that is 'no load' is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. FundsNetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.


LOW MINIMUM INVESTMENT
__________________________________________________________


The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Transfers to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'



This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC'). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Funds at the same number. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF A FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES  AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND  EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                              CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES
________________________________________________________________________________


   Each of Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund') and Warburg Pincus Global Post-Venture Capital Fund (the 'Global Post-Venture Capital Fund'; collectively, the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares, see 'General Information.' Common Shares pay the Fund's distributor a 12b-1 fee. See 'Management of the Funds -- Distributor.'



                                                                 Post-Venture       Global
                                                                   Capital       Post-Venture
                                                                     Fund        Capital Fund
                                                                 ------------    ------------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price).....................           0          0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
    Management Fees...........................................         .62%           .40%
    12b-1 Fees................................................         .25%           .25%
    Other Expenses............................................         .78%          1.00%
                                                                     -----           ----
    Total Fund Operating Expenses*............................        1.65%          1.65%
EXAMPLE
    You would pay the following expenses
       on a $1,000 investment, assuming
       (1) 5% annual return and (2) redemption
       at the end of each time period:
     1 year...................................................         $17            $17
     3 years..................................................         $52            $52
     5 years..................................................         $90            N/A
    10 years..................................................        $195            N/A


--------------------------------------------------------------------------------

 * Absent the waiver of fees by a Fund's investment adviser and co-administrator, Management Fees of the Post-Venture Capital and the Global Post-Venture Capital Funds would have equalled 1.25%. Other Expenses would have equalled .82% and 1.10%, respectively, and Total Fund Operating Expenses would have equalled 2.32% and 2.60%, respectively. The investment adviser and co-administrator are under no obligation to continue these waivers.


                          ---------------------------


   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of a Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
________________________________________________________________________________



(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


   The following information regarding each Fund for the fiscal year or period ended October 31, 1995 and October 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 18, 1996 is incorporated by reference in the relevant
Fund's Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1996, copies of which appear in the Funds' Statement of Additional Information or may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.



POST-VENTURE CAPITAL FUND



                                                                                  For the Period
                                                                                September 29, 1995
                                                                                  (Commencement
                                                                  For the         of Operations)
                                                                Year Ended           through
                                                                October 31,        October 31,
                                                                   1996                1995
                                                                -----------     ------------------
Net Asset Value, Beginning of Period........................        $10.69            $10.00
                                                                -----------            -----
 Income from Investment Operations
 Net Investment Income......................................          (.11)              .00
 Net Gain on Securities (both realized and unrealized)......          5.45               .69
                                                                -----------            -----
 Total from Investment Operations...........................          5.34               .69
                                                                -----------            -----
 Less Distributions
 Dividends from net investment income.......................           .00               .00
 Distributions from capital gains...........................           .00               .00
                                                                -----------            -----
 Total Distributions........................................           .00               .00
                                                                -----------            -----
Net Asset Value, End of Period..............................        $16.03            $10.69
                                                                -----------            -----
                                                                -----------            -----
Total Return................................................         49.95%             6.90%`D'
Ratios/Supplemental Data
Net Assets, End of Period (000s)............................     $ 165,081            $3,024
Ratios to Average Daily Net Assets:
 Operating expenses.........................................          1.65%             1.65%*
 Net investment income......................................         (1.13%)             .25%*
 Decrease reflected in above operating expense ratios due to
   waivers/reimbursements...................................           .67%            23.76%*
Portfolio Turnover Rate.....................................        168.46%            16.90%*
Average Commission Rate#....................................          $.0529         --



--------------------------------------------------------------------------------


`D' Non-annualized.
* Annualized.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

GLOBAL POST-VENTURE CAPITAL FUND



                                                                             For the Period
                                                                           September 30, 1996
                                                                            (Commencement of
                                                                              Operations)
                                                                                through
                                                                              October 31,
                                                                                  1996
                                                                           ------------------
Net Asset Value, Beginning of Period...................................          $10.00
                                                                                  -----
 Income from Investment Operations
 Net Investment Income.................................................             .00
 Net Loss on Securities and Foreign Currency Related Items (both
   realized and unrealized)............................................            (.14)
                                                                                  -----
 Total from Investment Operations......................................            (.14)
                                                                                  -----
 Less Distributions
 Dividends from net investment income..................................             .00
 Distributions from capital gains......................................             .00
                                                                                  -----
 Total Distributions...................................................             .00
                                                                                  -----
Net Asset Value, End of Period.........................................          $ 9.86
                                                                                  -----
                                                                                  -----
Total Return...........................................................           (1.40%)`D'
Ratios/Supplemental Data
Net Assets, End of Period (000s).......................................          $3,007
Ratios to Average Daily Net Assets:
 Operating expenses....................................................            1.65%*
 Net investment loss...................................................            (.20%)*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements..............................................           21.71%*
Portfolio Turnover Rate................................................            5.85%`D'
Average Commission Rate#...............................................            $.0323



--------------------------------------------------------------------------------


`D' Non-annualized.
* Annualized.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.



INVESTMENT OBJECTIVES AND POLICIES
________________________________________________________________________________


   Because of the nature of each Fund's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in a Fund should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.


   The Post-Venture Capital Fund and Global Post-Venture Capital Fund each seeks long-term growth of capital. This objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of a Fund. Any investment involves risk and, therefore, there can be no assurance that either Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.


   The Funds are diversified management investment companies that pursue an aggressive investment strategy. The Post-Venture Capital Fund pursues its investment objective by investing primarily in equity securities of U.S. issuers and the Global Post-Venture Capital Fund pursues its investment objective by investing primarily in equity securities of U.S. and foreign issuers, in each case considered by Warburg, Pincus Counsellors, Inc., each Fund's investment adviser ('Warburg'), to be in their post-venture capital stage of development. The Funds intend to invest in post-venture capital companies, as defined below, traded on national securities exchanges and in over-the-counter markets and, in the case of the Global Post-Venture Capital Fund, other public markets in various developed countries as well as emerging securities markets.


   Although each Fund may invest up to 10% of its assets in venture capital and other investment funds, the Funds are not designed primarily to provide venture capital financing. Rather, under normal market conditions, each Fund will invest at least 65% of its total assets in equity securities of 'post-venture capital companies.' In the case of the Global Post-Venture Capital Fund, these companies will be located in at least three countries, including the United States. A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ('IPO'), whichever is later, will have been made within ten years prior to the Fund's purchase of the company's securities. The Global Post-Venture Capital Fund currently intends to invest at least 35% of its total assets in non-U.S. post-venture capital and other companies. A company will be considered to be located in the country where (i) the company is organized, (ii) where its principal business activities are conducted and where at least 50% of its revenues or profits from goods produced and sold are derived, investments are made or services are performed or (iii) where the principal trading market for the company's securities is located.

   Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia and Far East ('EAFE') Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.

   Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater, portfolio manager of the Funds, and Stephen Lurito, co-portfolio manager of the Post-Venture Capital Fund, regularly monitors portfolio companies whose securities are held by over 250 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for investment companies and other institutions. Robert Janis is an associate portfolio manager and research analyst for the Funds and Christopher M. Nawn is an associate portfolio manager and research analyst for the Post-Venture Capital Fund. Harold Ehrlich, an associate portfolio manager and research analyst for the Global Post-Venture Capital Fund, is also an associate portfolio manager and research analyst for the Warburg Pincus International Equity Fund and other international Warburg Pincus Funds. Warburg's international equity management team manages over $5 billion in assets for investment companies and separate accounts. Managers travel world-wide to meet with corporate management as well as government and economic leaders. The managers evaluate each company's value as a going concern as if they were buying the company itself, an approach similar to that employed by venture capital and post-venture capital investors.


   PRIVATE FUND INVESTMENTS. Up to 10% of a Fund's assets may be invested in U.S. or foreign private limited partnerships or other investment funds ('Private Funds') that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, L.P., each Fund's sub-investment adviser with respect to Private Funds ('Abbott'), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that a Fund's investments in Private Funds offers individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although each Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.

   Because Private Funds generally are investment companies for purposes of the Investment Company Act of 1940, as amended (the '1940 Act'), a Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve the risks described under 'Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities.' In valuing the Fund's holdings of interests in Private Funds, the Fund will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Fund's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See 'Net Asset Value.' Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ('Moody's') or D by Standard & Poor's Ratings Services ('S&P'). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see 'Investment Policies -- Below Investment Grade Debt Securities' in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see 'Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies' in the Statement of Additional Information.


   A Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of the Fund's net assets.


   OTHER STRATEGIES. The Funds will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market, such as The Nasdaq Stock Market, Inc., and, in the case of the Global Post-Venture Capital Fund, the Japan Securities Dealers Association Automated Quotation System ('JASDAQ'), the European Association of Securities Dealers Automated Quotation ('Easdaq') and the U.K. Alternative Investment Market ('AIM'). Each Fund may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies. Up to 10% of the Fund's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in 'special situations,' such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture

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capitalist.   For  temporary  defensive  purposes,   such  as  during  times  of
international political or economic uncertainty, all of the Global Post-Venture Capital Fund's investments may be made temporarily in the United States.


   Warburg believes that opportunities for growth of capital exist in post-venture capital securities across global markets and that the Global Post-Venture Capital Fund will provide access to those opportunities. To attempt to reduce risk, a Fund will diversify its investments over a broad range of issuers operating in a variety of industries and, in the case of the Global Post-Venture Capital Fund, in various countries. Although the Global Post-Venture Capital
Fund may invest anywhere in the world, the Fund will not be invested in all countries at all times depending upon available investments, market conditions and other factors. Similarly, although the Post-Venture Capital Fund will invest primarily in U.S. companies, up to 20% of the Fund's assets may be invested in securities of issuers located in foreign countries. A Fund may hold securities of companies of any size, and will not limit capitalization of companies in which it selects to invest. However, due to the nature of the venture capital to post-venture cycle, the Funds anticipate that the average market capitalization of companies in which a Fund invests will be less than $1 billion at the time of investment. Equity securities in which the Fund will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Funds may engage in a variety of strategies to reduce risk or seek to enhance return, including currency hedging and engaging in short selling (see 'Certain Investment Strategies').


PORTFOLIO INVESTMENTS
________________________________________________________________________________

   DEBT SECURITIES. Each Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations). The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.


   A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such

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
securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

   When Warburg believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.


   MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.


   Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

   Money Market Mutual Funds. Where Warburg believes that it would be beneficial
to  the   Fund  and   appropriate  considering   the  factors   of  return   and

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liquidity,  each Fund may invest  up to 5% of its  assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Fund's co-administrator, PFPC Inc. ('PFPC'). As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.


   U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.


   CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.


   WARRANTS. Each Fund may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.


RISK FACTORS AND SPECIAL CONSIDERATIONS
________________________________________________________________________________

   Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Fund's investments, see 'Portfolio Investments' beginning at page 8 and 'Certain Investment Strategies' beginning at page 13.


   EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Securities of issuers in

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

'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.


   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Boards will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.


   Non-publicly traded securities (including interests in Private Funds and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a

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
price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

   WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


   EMERGING MARKETS. (Global Post-Venture Capital Fund only) The Fund may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.



PORTFOLIO TRANSACTIONS AND TURNOVER RATE
________________________________________________________________________________


   A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.


   All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of

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
securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
________________________________________________________________________________

   Although there is no intention of doing so during the coming year, each Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery, (ii) lending portfolio securities and (iii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning a Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.


   FOREIGN SECURITIES. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.


   OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling

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

portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Internal Revenue Code of 1986, as amended (the 'Code').


   Securities and Stock Index Options. Each Fund may write covered call and put options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The Funds may each utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as OTC options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.


   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.


   Futures Contracts and Related Options. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

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   Aggregate initial margin and premiums  required to establish positions  other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.


   Currency Exchange Transactions. The Funds will conduct their currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.


   Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.


   Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


   Asset Coverage. Each Fund will comply with applicable regulatory requirements
designed  to   eliminate   any   potential  for   leverage   with   respect   to

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options  written by the Fund on  securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


   SHORT SELLING. Each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales 'against the box') will not exceed 10% of the Fund's assets.


   To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.


   A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that
(a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.


   Short Sales Against the Box. Each Fund may, in addition to engaging in short sales as described above, enter into a short sale of securities such that when

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

the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately or to postpone a gain or loss for federal income tax purposes. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.


   The extent to which a Fund may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.


INVESTMENT GUIDELINES
________________________________________________________________________________

   Each Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of its total assets. Each Fund may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's net assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of a Fund's Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Funds' Statement of Additional Information.



MANAGEMENT OF THE FUNDS
________________________________________________________________________________


   INVESTMENT ADVISERS. Each Fund employs Warburg as its investment adviser. The Funds also employ Abbott as their sub-investment adviser. Warburg, subject to the control of a Fund's officers and its Board, manages the investment and reinvestment of the assets of the Fund in accordance with that Fund's investment objective and stated investment policies. Warburg makes investment decisions for the Fund, places orders to purchase or sell securities on behalf of the Fund and supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Fund, makes investment decisions for the Fund regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Fund and assists in administrative functions relating to investments in Private Funds.


   For the services provided by Warburg, each Fund pays Warburg a fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, out of which Warburg pays Abbott for sub-advisory services. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.


   Warburg. Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1997, Warburg managed approximately $17.9 billion of assets, including approximately $10.7 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership, which itself is controlled by Warburg, Pincus & Co. ('WP&Co.'), also a New York general partnership. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


   Abbott. Abbott, which was founded in 1986, is an independent specialized investment firm with assets under management of approximately $3.5 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.


   For tax and other business purposes, the partners of Abbott plan to merge Abbott with and into, or transfer all of the assets of Abbott to, a newly-formed Delaware limited liability company ('Abbott LLC'), with Abbott LLC to survive and assume all of the liabilities of Abbott as part of the transaction. This transaction, which is expected to occur before May 31, 1997 and is subject to certain contingencies, will not involve any material change in the management, ownership, personnel, operations or activities of Abbott. The present partners of Abbott will be members of Abbott LLC and will hold officerships and other positions in Abbott LLC carrying responsibilities generally commensurate with their present responsibilities. Pursuant to a new sub-advisory agreement, Abbott LLC, as successor to Abbott, will perform the services then being performed by Abbott. The new sub-advisory agreement will be substantially identical to the current sub-advisory agreement among Warburg, each Fund and Abbott, except for the change of the service provider from Abbott to Abbott LLC.


   PORTFOLIO MANAGER. The co-portfolio managers of the Post-Venture Capital Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a senior managing director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of Warburg and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc. Robert S. Janis and Christopher M. Nawn are associate portfolio managers and research analysts for the Post-Venture Capital Fund. Mr. Janis is a senior vice president of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a senior vice president of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.


   Elizabeth B. Dater is also the portfolio manager of the Global Post-Venture Capital Fund. Harold W. Ehrlich, Robert S. Janis and Christopher M. Nawn are associate portfolio managers and research analysts for the Fund. Mr. Ehrlich is a managing director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc.


   Raymond L. Held and Gary H. Solomon, investment managers and general partners of Abbott, manage each Fund's investments in Private Funds.


   CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between a Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


   Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation the Post-Venture Capital Fund pays PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets and .05% of assets exceeding $1.5 billion and the Global Post-Venture Capital Fund pays PFPC a fee calculated at an annual rate of .12% of the Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of the average daily net assets exceeding $750 million, in each case exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


   CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of each Fund's U.S. assets, and State Street Bank and Trust Company ('State Street') and Fiduciary Trust Company International ('Fiduciary') serve as custodian of the Post-Venture Capital and the Global Post-Venture Capital Fund's non-U.S. assets, respectively. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048.


   TRANSFER AGENT. State Street also acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


   DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the '12b-1 Plans') adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the 12b-1 Plans may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plans. Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. Each Board evaluates the appropriateness of the relevant 12b-1 Plan on a continuing basis and in doing so considers all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plan.


   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

   DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Board of a Fund sets broad policies for each Fund and chooses the Fund's officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.


HOW TO OPEN AN ACCOUNT
________________________________________________________________________________

   In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874 An investor may also obtain an account application by writing to:

  Warburg Pincus Funds
  P.O. Box 9030
  Boston, Massachusetts 02205-9030
   Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

   RETIREMENT PLANS AND UTMA ACCOUNTS. For information (i) about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or
(ii) about opening a Uniform Transfers to Minors Act ('UTMA') account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA accounts.

   CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 927-2874.

HOW TO PURCHASE SHARES
________________________________________________________________________________

   Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire. The minimum initial investment in a Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described below. For retirement plans and UTMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing

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
investors will be given 15 days' notice by mail of any increase in investment minimum requirements.
   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

   BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities, at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.


   BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired to Counsellors Securities using the following wire address:

  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101

ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
  [Insert Warburg Pincus Fund name(s) here]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]

   If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

   PURCHASES THROUGH INTERMEDIARIES. Common Shares of the Funds are available through the Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. FundsNetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs do not require customers to pay a transaction fee in connection with purchases or redemptions. Each Fund is also available through certain broker-dealers, financial institutions and other industry professionals (including the programs described above, collectively, 'Service Organizations'). Certain features of a Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if a Fund's shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with the Fund and with clients or customers. Service Organizations that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

   For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee up to .35% (the 'Service Fee') of the average annual value of accounts with a Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.


   AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 927-2874 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automatic investment program. The failure to provide complete information could result in further delays.


   GENERAL. Each Fund reserves the right to reject any specific purchase order. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
________________________________________________________________________________

   REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below).


   Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an

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

investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.


   After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Funds currently do not impose a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.' Although each Fund will redeem shares purchased by check or through the Automatic Investment Program before the funds or check clear, payments of the redemption proceeds will be delayed for five days (for funds received through the Automatic Investment Program) or 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.


   If a redemption order is received by a Fund or its agent, prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

   If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UTMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.


   TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of a Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.


   AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.


   EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any

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
time upon 60 days' notice to shareholders. Currently, exchanges may be made with the following other funds:
 WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
 WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS TAX FREE FUND -- a bond fund seeking maximum current income exempt from federal income taxes, consistent with preservation of capital; WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
 WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;
 WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars; WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;
 WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;
 WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing principally in equity securities of medium-sized domestic companies;

 WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;


 WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;

 WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;

 WARBURG PINCUS SMALL COMPANY GROWTH FUND -- an equity fund seeking capital growth by investing in equity securities of small sized domestic companies;

 WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;

 WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
 WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
 WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

   The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.


DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________________________

   DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Funds at (800) 927-2874.


   A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

   TAXES. The Funds intend to qualify each year as a 'regulated investment company' within the meaning of the Code. A Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Funds expect to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.


   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of a Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.


   Certain provisions of the Code may require that a gain recognized by a Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. A Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale. The Funds' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.


   Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.


   Special Tax Matters Relating to the Global Post-Venture Capital Fund. If the Global Post-Venture Capital Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if

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

more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.





   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.


NET ASSET VALUE
________________________________________________________________________________

   Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.


   The net asset value per Common Share of a Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.

   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of investments in Private Funds will not generally be reflected in a Fund's net asset value. However, Warburg will report to the Board of Directors of a Fund information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of Directors will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by a Board. Further information regarding valuation policies is contained in the Funds' Statement of Additional Information.


PERFORMANCE
________________________________________________________________________________

   The  Funds quote  the performance  of Common  Shares separately  from Advisor
Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise the average annual total return of its Common Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).


   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

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

   Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.


   In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. A Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the Venture Capital 100 Index (compiled by Venture Capital Journal), the Russell 2000 Small Stock Index, the EAFE Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Funds may also make comparisons using data and indexes compiled by the National Venture Capital Association, VentureOne and Private Equity Analysts Newsletter and similar organizations and publications. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal.


   In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. The Funds may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, a Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION
________________________________________________________________________________

   ORGANIZATION. The Post-Venture Capital Fund was incorporated on July 12, 1995 under the laws of the State of Maryland under the name 'Warburg, Pincus Post-Venture Capital Fund, Inc.' The Global Post-Venture Capital Fund was incorporated on July 16, 1996 under the laws of the State of Maryland under the name 'Warburg, Pincus Global Post-Venture Capital Fund, Inc.' The charter of each Fund authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares in the case of the Post-Venture Capital Fund and two billion shares are designated Common Shares and one billion shares are designated Advisor Shares in the case of the Global Post-Venture Capital Fund. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


   MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 369-2728.


   VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person

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

of the Global Post-Venture Capital Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg.


   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874.


   The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.



                            ------------------------
  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objectives and Policies......................................    4
Portfolio Investments...................................................    8
Risk Factors and Special Considerations.................................   10
Portfolio Transactions and Turnover Rate................................   12
Certain Investment Strategies...........................................   13
Investment Guidelines...................................................   17
Management of the Funds.................................................   17
How to Open an Account..................................................   21
How to Purchase Shares..................................................   21
How to Redeem and Exchange Shares.......................................   24
Dividends, Distributions and Taxes......................................   28
Net Asset Value.........................................................   30
Performance.............................................................   31
General Information.....................................................   33



--------------------------------------------------------------------------------


                                    [Logo]


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                           800-WARBURG (800-927-2874)

COUNSELLORS SECURITIES INC.,  DISTRIBUTOR.                          WPPVF-1-0297

                                                                      Prospectus
Warburg Pincus Advisor Funds                                   February 21, 1997

                        ----------------------------
                        |             P             |
                        | POST-VENTURE CAPITAL FUND |
                        ----------------------------

                              WARBURG PINCUS
                               INVESTMENTS

PROSPECTUS                                                     February 21, 1997


Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:

WARBURG PINCUS POST-VENTURE CAPITAL FUND seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Fund's investments and certain strategies it may use, an investment in the Fund involves certain risks and may not be appropriate for all investors.


The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ('Institutions'). The Advisor Shares impose a 12b-1 fee of .50% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.


NO MINIMUM INVESTMENT
________________________________________________________________________________
There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'


This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC'). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE  CORPORATION,  THE  FEDERAL  RESERVE  BOARD,  OR  ANY  OTHER   AGENCY.
INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES  AND
 EXCHANGE   COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION
    PASSED   UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES
________________________________________________________________________________


   The Warburg Pincus Post-Venture Capital Fund (the 'Fund') currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information.' Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.



Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases (as a percentage of offering
      price).....................................................................           0
Annual Fund Operating Expenses (as a percentage of average net assets)
    Management Fees..............................................................         .62%
    12b-1 Fees...................................................................         .50%
    Other Expenses...............................................................         .78%
                                                                                          ---
    Total Fund Operating Expenses (after fee waivers)`D'.........................        1.90%
EXAMPLE
    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    1 year.......................................................................         $19
    3 years......................................................................         $60
    5 years......................................................................        $103
    10 years.....................................................................        $222


--------------------------------------------------------------------------------
* Current 12b-1 fees are .50% out of a maximum .75% authorized under the Advisor Shares' Distribution Plan. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.


 `D' Absent the anticipated waiver of fees by the Fund's investment adviser and co-administrator, Management Fees would have equalled 1.25%, Other Expenses would have equalled .90% and Total Fund Operating Expenses would have equalled 2.65%. The investment adviser and co-administrator are under no obligation to continue these waivers.


                          ----------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Institutions also may charge their clients fees in connection with investments in Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term holders of Advisor Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
________________________________________________________________________________

(FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



   The following information regarding the Fund for the fiscal period or year ended October 31, 1995 and October 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 18, 1996 is incorporated by reference in the Fund's Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report, dated October 31, 1996, copies of which appear in the Fund's Statement of Additional Information or may be obtained without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728.



                                                                          For the Period
                                                                          September 29,
                                                                               1995
                                                                         (Commencement of
                                                        For the            Operations)
                                                       Year Ended            through
                                                    October 31, 1996     October 31, 1995
                                                    ----------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD............        $  10.68              $10.00
                                                          ------               -----
 Income from Investment Operations
 Net Investment Income (Loss)...................            (.05)                .00
 Net Gains (Loss) from Securities (both realized
   and unrealized)..............................            5.30                 .68
                                                          ------               -----
 Total from Investment Operations...............            5.25                 .68
                                                          ------               -----
 Less Distributions
 Dividends from net investment income...........             .00                 .00
 Distributions from capital gains...............             .00                 .00
                                                          ------               -----
     Total Distributions........................             .00                 .00
                                                          ------               -----
NET ASSET VALUE, END OF PERIOD..................        $  15.93              $10.68
                                                          ------               -----
                                                          ------               -----

Total Return....................................           49.16%               6.80%`D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)................            $204                  $1

Ratios to Average Daily Net Assets:
 Operating expenses.............................            1.90%               2.15%*
 Net investment income..........................           (1.41%)               .09%*
 Decrease reflected in above operating expense
   ratio due to
   waivers/reimbursements.......................             .75%               9.25%*

Portfolio Turnover Rate.........................          168.46%              16.90%`D'
Average Commission Rate#........................            $.0529                --


--------------------------------------------------------------------------------


`D' Non-annualized.


* Annualized.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE AND POLICIES
________________________________________________________________________________

   Because of the nature of the Fund's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Fund should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.

   The Fund's investment objective is long-term growth of capital. This objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Fund may make.

   The Fund is a diversified management investment company that pursues an aggressive investment strategy. The Fund pursues its investment objective by investing primarily in equity securities of companies considered by Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ('Warburg') to be in their post-venture capital stage of development. The Fund intends to invest in securities of post-venture capital companies, as defined below, that are traded on a national securities exchange or in an organized over-the-counter market.

   Although the Fund may invest up to 10% of its assets in venture capital and other investment funds, the Fund is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of 'post-venture capital companies.' A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or
(b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ('IPO'), whichever is later, will have been made within ten years prior to the Fund's purchase of the company's securities.

   Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia and Far East ('EAFE') Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.


   Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 250 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for investment companies and other institutions.

   PRIVATE FUND INVESTMENTS. Up to 10% of the Fund's assets may be invested in United States or foreign private limited partnerships or other investment funds ('Private Funds') that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, L.P., the Fund's sub-investment adviser with respect to Private Funds ('Abbott'), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Fund's investments in Private Funds offers individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's assets, these investments are highly speculative and volatile and may produce gains or losses in the portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.
   Because Private Funds generally are investment companies for purposes of the Investment Company Act of 1940, as amended (the '1940 Act'), the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve the risks described under 'Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities.' In valuing the Fund's holdings of interests in Private Funds, the Fund will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Fund's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See 'Net Asset Value.' Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ('Moody's') or D by Standard & Poor's Ratings Services ('S&P'). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see 'Investment Policies -- Below Investment Grade Debt Securities' in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see 'Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies' in the Statement of Additional Information.

   The Fund may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Fund's net assets.
   OTHER STRATEGIES. The Fund may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. Up to 10% of the Fund's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in 'special situations,' such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.

   To attempt to reduce risk, the Fund will diversify its investments over a broad range of issuers operating in a variety of industries. The Fund may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Fund anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Fund will invest primarily in U.S. companies, up to 20% of the Fund's assets may be invested in securities of issuers located in foreign countries. Equity securities in which the Fund will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Fund may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see 'Certain Investment Strategies').

PORTFOLIO INVESTMENTS
________________________________________________________________________________

   DEBT SECURITIES. The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for growth of capital when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.


   A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

   When Warburg believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
   MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

   Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

   Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Fund's co-administrator, PFPC Inc. ('PFPC'). As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.
   U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
   CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

   WARRANTS. The Fund may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.


RISK FACTORS AND SPECIAL CONSIDERATIONS
________________________________________________________________________________

   Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Fund's investments, see 'Portfolio Investments' beginning at page 7 and 'Certain Investment Strategies' beginning at page 11.


   EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones. Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing exclusively in better-known, larger companies.


   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate

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trading  market  exists for  the security.  In addition  to an  adequate trading market, the Board will consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to Counsellors the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
   Non-publicly traded securities (including interests in Private Funds and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

   WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


PORTFOLIO TRANSACTIONS AND TURNOVER RATE
________________________________________________________________________________

   The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. Higher portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains

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realized  from portfolio  turnover may  be taxable  to shareholders  as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.
   All orders for transactions in securities or options on behalf of the Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ('Counsellors Securities'). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
________________________________________________________________________________
   Although there is no intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed-delivery and (ii) lending portfolio securities and (iii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning these strategies and their related risks is contained below and in the Statement of Additional Information.
   FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are

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
higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
   OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, the Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Internal Revenue Code of 1986, as amended (the 'Code').
   Securities and Stock Index Options. The Fund may write covered call and put options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The Fund may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
   Futures Contracts and Related Options. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell)  related  options  that  are  traded on  an  exchange  designated  by the

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
Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
   Currency Exchange Transactions. The Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
   Hedging Considerations. The Fund may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

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
   Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

   Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


   SHORT SELLING. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales 'against the box') will not exceed 10% of the Fund's assets.


   To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.


   The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the sort sale). Until it replaces the

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
borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

   Short Sales Against the Box. The Fund may, in addition to engaging in short sales as described above, enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately or to postpone a gain or loss for federal income tax purposes. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

   The extent to which the Fund may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

INVESTMENT GUIDELINES
________________________________________________________________________________

   The Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other investments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers and (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Fund may borrow from banks and enter into reverse repurchase agreements for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of the Fund's total assets. The Fund may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's net assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the

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majority  of  the Fund's  outstanding shares  is contained  in the  Statement of
Additional Information.

MANAGEMENT OF THE FUND
________________________________________________________________________________
   INVESTMENT ADVISERS. The Fund employs Warburg as investment adviser to the Fund and Abbott as the sub-investment adviser to the Fund. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Fund in accordance with its investment objective and stated investment policies. Warburg makes investment decisions for the Fund, places orders to purchase or sell securities on behalf of the Fund and supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Fund, makes investment decisions for the Fund regarding investments in Private Funds, effects transactions in Private Funds on behalf of the Fund and assists in other administrative functions relating to investments in Private Funds.

   For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, out of which Warburg pays Abbott for sub-advisory services. Warburg and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.


   Warburg. Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1997, Warburg managed approximately $17.9 billion of assets, including approximately $10.7 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), a New York general partnership, which itself is controlled by Warburg, Pincus & Co. ('WP&Co.'), also a New York general partnership. Lionel
I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Counsellors G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


   Abbott. Abbott, which was founded in 1986, is an independent specialized investment firm with assets under management of approximately $3.5 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.


   For tax and other business purposes, the partners of Abbott plan to merge Abbott with and into, or transfer all of the assets of Abbott to, a newly-formed Delaware limited liability company ('Abbott LLC'), with

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Abbott LLC to survive and assume all of the liabilities of Abbott as part of the transaction. This transaction, which is expected to occur before May 31, 1997 and is subject to certain contingencies, will not involve any material change in the management, ownership, personnel, operations or activities of Abbott. The present partners of Abbott will be members of Abbott LLC and will hold officerships and other positions in Abbott LLC carrying responsibilities generally commensurate with their present responsibilities. Pursuant to a new sub-advisory agreement, Abbott LLC, as successor to Abbott, will perform the services then being performed by Abbott. The new sub-advisory agreement will be substantially identical to the current sub-advisory agreement among Warburg, the Fund and Abbott, except for the change of the service provider from Abbott to Abbott LLC.


   PORTFOLIO MANAGERS. The co-portfolio managers of the Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a senior managing director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of Warburg and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.


   Robert S. Janis and Christopher M. Nawn are associate portfolio managers and research analysts for the Fund. Mr. Janis is a senior vice president of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a senior vice president of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.

   Raymond L. Held and Gary H. Solomon, investment managers and general partners of Abbott, manage the Fund's investments in Private Funds.
   CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.
   The Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund

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pays  PFPC a fee calculated at a maximum annual rate of .10% of the Fund's first
$500 million of average daily net assets, .075% of the next $1 billion of average daily net assets and .05% of average daily net assets over $1.5 billion, exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


   CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the Fund's U.S. assets and State Street Bank and Trust Company ('State Street') serves as custodian of the Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

   TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
   DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Advisor Shares to Counsellors Securities for distribution services.
   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.
   DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE SHARES
________________________________________________________________________________
   Individual investors may  only purchase  Warburg Pincus  Advisor Fund  shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as the record holders of the Advisor Shares.
   Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount

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of  initial or subsequent  purchases of Advisor  Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.
   Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

   Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 369-2728 for instructions, an Institution should then wire federal funds to Counsellors Securities using the following wire address:

 State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Warburg Pincus Advisor Post-Venture Capital Fund
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]
   Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange ('NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting fees or losses.
   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

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
   The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the organization.

   GENERAL. The Fund reserves the right to reject any specific purchase order. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
________________________________________________________________________________
   REDEMPTION OF SHARES. An investor of the Fund may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of this request to the Fund or its agent.

   Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 369-2728. An investor making a telephone withdrawal should state
(i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

   After receipt of the redemption request the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.
   If a redemption order is received by the Fund or its agent, prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted

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
above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, it reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
   EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.
   The exchange privilege is available to shareholders residing in any state in which Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 369-2728.

DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________________________
   DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or,

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
subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under 'How to Purchase Shares' or by calling Warburg Pincus Advisor Funds at (800) 369-2728.
   The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
   TAXES. The Fund intends to qualify each year as a 'regulated investment company' within the meaning of the Code. The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of the length of time shareholders have held the Advisor Shares or whether received in cash or reinvested in additional Advisor Shares. As a general rule, an investor's gain or loss on a sale or redemption of its Fund shares will be a long-term capital gain or loss if it has held its shares for more than one year and will be a short-term capital gain or loss if it has held its shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.


   Certain provisions of the Code may require that a gain recognized by the Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. The Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale. The Fund's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.

   Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.



   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Individuals investing in the Fund through Institutions should consult those Institutions or their own tax advisers regarding the tax consequences of investing in the Fund.

NET ASSET VALUE
________________________________________________________________________________
   The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.
   The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.
   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of investments in Private Funds will not generally be reflected in the Fund's net asset value. However, Warburg will report to the Board of Directors information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of Directors will take

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
these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
________________________________________________________________________________
   The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, the Fund may advertise the average annual total return of Advisor Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as on a year-by-year, quarterly or current year-to-date basis).
   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
   Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine total return. Current total return figures may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728.
   In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the Venture Capital 100 Index

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

(compiled by Venture Capital Journal), the Russell 2000 Small Stock Index and the S&P 500 Index, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also make comparisons using data and indexes compiled by the National Venture Capital Association, VentureOne and Private Equity Analysts Newsletter and similar organizations and publications. The Fund may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal.

   In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. The Fund may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION
________________________________________________________________________________

   ORGANIZATION. The Fund was incorporated on July 12, 1995 under the laws of the State of Maryland under the name 'Warburg, Pincus Post-Venture Capital Fund, Inc.' The Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

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

   MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.

   VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any member of the Board may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of its account, as well as a statement of its account after any transaction that affects its share balance or share registration (other than the reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics, may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'


   The common share prospectuses of the Warburg Pincus Global Post-Venture Capital Fund and the Fund are combined in a Common Share Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in that Prospectus with regard to the other Fund.

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
SHAREHOLDER SERVICING
________________________________________________________________________________

   The Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, 'Service Organizations') will enter into agreements ('Agreements') with the Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual shareholder services fee and a .50% annual distribution and/or administrative services fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.


   To offset start-up costs and expenses associated with certain qualified retirement plans making Advisor Shares available to plan participants, Counsellors Securities may pay CIGNA Financial Advisors, Inc., a registered broker-dealer which is the broker of record for Connecticut General Life Insurance Company, a one-time fee of .25% of the average aggregate account balances of plan participants during the first year of implementation.


   Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of its Customers.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Fund's Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objective and Policies.......................................    4
Portfolio Investments...................................................    7
Risk Factors and Special Considerations.................................    9
Portfolio Transactions and Turnover Rate................................   10
Certain Investment Strategies...........................................   11
Investment Guidelines...................................................   15
Management of the Fund..................................................   16
How to Purchase Shares..................................................   18
How to Redeem and Exchange Shares.......................................   20
Dividends, Distributions and Taxes......................................   21
Net Asset Value.........................................................   23
Performance.............................................................   24
General Information.....................................................   25
Shareholder Servicing...................................................   27



--------------------------------------------------------------------------------
                                     [LOGO]

                        P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADPVC-1-0297

                       STATEMENT OF ADDITIONAL INFORMATION

                           --------------------------

                                February 21, 1997
                    WARBURG PINCUS POST-VENTURE CAPITAL FUND

                 WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                        For information, call 800-WARBURG

                           --------------------------

                                    CONTENTS

                                                                           Page
                                                                           ----
Investment Objectives........................................................2
Investment Policies..........................................................2
Management of the Funds......................................................25
Additional Purchase and Redemption Information...............................35
Exchange Privilege...........................................................35
Additional Information Concerning Taxes......................................36
Determination of Performance.................................................39
Independent Accountants and Counsel..........................................41
Miscellaneous................................................................41
Financial Statements.........................................................43
Appendix  Description of Ratings.............................................A-1

               This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Post-Venture Capital Fund (the "Post-Venture Capital Fund") and Warburg Pincus Global Post-Venture Capital Fund (the "Global Post-Venture Capital Fund") (collectively, the "Funds") and with the Prospectus for the Advisor Shares of each Fund, each dated February 21, 1997, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding each Fund's current performance may be obtained by calling the Fund at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVES

               The investment objective of the Post-Venture Capital Fund is long-term growth of capital. The Fund will pursue its objective by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

               The investment objective of the Global Post-Venture Capital Fund is long-term growth of capital. The Fund will pursue its objective by investing primarily in equity securities of U.S. and foreign issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

                               INVESTMENT POLICIES

               The following policies supplement the descriptions of each Fund's investment objective and policies in the Prospectuses.

Options, Futures and Currency Exchange Transactions

               Securities Options. A Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

               A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

               The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over

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


time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

               In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

               Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

               Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing

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


Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

               Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

               There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

               Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

               Stock Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

               Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

               OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the

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


dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

               Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

               Futures Activities. A Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

               A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

               Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times

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


the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

               No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

               At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

               Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

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


               An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

               Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

               Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

               At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

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


               Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

               Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

               A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, the Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

               While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

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


               Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

               In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

               A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rates or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

               Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, a Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority.

               For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

               Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.

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


Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

               Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

               Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

               U.S. Government Securities. A Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation

("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

               Special Situation Companies. A Fund may invest up to 10% of its assets, directly or indirectly, in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Fund believes, however, that if "special situation companies" are analyzed carefully and invested in at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated.

               Securities of Other Investment Companies. A Fund may invest in securities of other investment companies and partnerships and other investment vehicles deemed to be investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent permitted under that Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

               Lending of Portfolio Securities. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 20% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

               By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

               When-Issued Securities and Delayed-Delivery Transactions. A Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

               When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. Government Securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

               Securities of Smaller Companies. A Fund's investments involves considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

               American, European and Continental Depositary Receipts. The assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

               Warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

               Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

               Reverse Repurchase Agreements and Dollar Rolls. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or certain liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price

(plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

               A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

               Non-Publicly Traded and Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, Private Funds (as defined in the Prospectuses), certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

               Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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


               In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

               Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

               An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's 15% limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

               Private Funds. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of a Fund's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

               Interests in the Private Funds in which a Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private

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


Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

               Below Investment Grade Securities. Although a Fund may directly invest only in investment grade debt securities (as described in the Prospectuses), securities held by Private Funds may be rated below investment grade. In addition, the Fund may invest in below investment grade convertible debt and preferred securities and it is not required to dispose of securities downgraded below investment grade subsequent to acquisition by the Fund. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

               The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

               Certain of these securities may be difficult to dispose of because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, it is anticipated that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a

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


liquid secondary market for certain securities also may make it more difficult to obtain accurate market quotations for purposes of valuation and calculation of net asset value.

               The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. Additional expenses may be incurred, to the extent required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

               Borrowing. A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Limitations

               The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of each of the Post-Venture Capital and Global Post-Venture Capital Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

               A Fund may not:

               1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

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               2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

               3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

               4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

               5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

               6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

               7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

               8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

               9. Issue any senior security except as permitted in the Fund's investment limitations.

               10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

               11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

               12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

               13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

               If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

               The Prospectuses discuss the time at which the net asset value of a Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

               Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

               Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

               Warburg is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent will also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

               Except for Private Funds managed by Abbott Capital Management, L.P., each Fund's sub-investment adviser with respect to Private Funds ("Abbott"), Warburg will select specific portfolio investments and effect transactions for a Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with a Fund are not reduced by reason of its receiving any brokerage and research services.

               During the fiscal period or year ended October 31, 1995 and October 31, 1996, the Post-Venture Capital Fund paid an aggregate of approximately $2,616 and $200,468, respectively, in commissions to broker-dealers for execution of portfolio transactions. The increase in brokerage commissions paid in the most recent fiscal year was due to an increase in overall assets of the Fund and increased equity investments.

               During the fiscal period ended October 31, 1996, the Global Post-Venture Capital Fund paid an aggregate of approximately $3,819 in commissions to broker-dealers for execution of portfolio transactions.

               Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg or Abbott. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or Abbott, as the case may be, believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

               Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of each Fund's operations.

               In no instance will portfolio securities be purchased from or sold to Warburg, Abbott or Counsellors Securities or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

               Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

               A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

               The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

               Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Fund's investment in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not invest in special situation companies.

                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors

               The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (62)               Director
Harvard University                   Professor at Harvard University; National
1737 Cambridge Street                Intelligence Counsel from June 1995 until
Cambridge, Massachusetts  02138      January 1997; Director or Trustee of
                                     CircuitCity Stores, Inc. (retail
                                     electronics and appliances) and Phoenix
                                     Home Life Mutual Insurance Company.

Donald J. Donahue (72)               Director
27 Signal Rd.                        Chairman of Magma Copper from December 1987
Stamford, Connecticut 06902          until December 1995; Director of Chase
                                     Brass Industries, Inc. Since December 1994;
                                     Director of Pioneer Companies, Inc.
                                     (chlor-alkali chemicals) and predecessor
                                     companies since 1990 and Vice Chairman
                                     since December 1995.

Jack W. Fritz (69)                   Director
2425 North Fish Creek Road           Private investor; Consultant and Director
P.O. Box 483                         of Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014                Communications (developers and operators of
                                     radio stations); Director of Advo, Inc.
                                     (direct mail advertising).

John L. Furth* (66)                  Director and Chief Executive Officer
466 Lexington Avenue                 Vice Chairman and Director of Warburg;
New York, New York 10017-3147        Associated with Warburg since 1970;
                                     Chairman of the Board and
                                     officer of other investment
                                     companies advised by Warburg.

Thomas A. Melfe (64)                 Director
30 Rockefeller Plaza                 Partner in the law firm of Donovan Leisure
New York, New York 10112             Newton & Irvine; Chairman of the Board,
                                     Municipal Fund for New York Investors, Inc.

Arnold M. Reichman* (48)             Director and President
466 Lexington Avenue                 Managing Director and Assistant Secretary
New York, New York 10017-3147        of Warburg; Associated with Warburg since
                                     1984; Senior Vice President, Secretary and
                                     Chief Operating Officer of Counsellors
                                     Securities; Officer of other investment
                                     companies advised by Warburg.

Alexander B. Trowbridge (67)         Director
1317 F Street, N.W., 5th Floor       President of Trowbridge Partners, Inc.
Washington, DC 20004                 (business consulting) from January 1990-
                                     November 1996; President of the National
                                     Association of Manufacturers from
                                     1980-1990; Director or Trustee of New
                                     England Mutual Life Insurance Co., ICOS
                                     Corporation (biopharmaceuticals), WMX
                                     Technologies Inc. (solid and hazardous
                                     waste collection and disposal), The Rouse
                                     Company (real estate development), Harris
                                     Corp. (electronics and communications
                                     equipment), The Gillette Co. (personal care
                                     products) and Sun Company Inc. (petroleum
                                     refining and marketing).

--------------------

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Eugene L. Podsiadlo (40)             Senior Vice President
466 Lexington Avenue                 Managing Director of Warburg; Associated
New York, New York 10017-3147        with Warburg since 1991; Vice President of
                                     Citibank, N.A. from 1987-1991;
                                     Senior Vice President of
                                     Counsellors Securities and
                                     officer of other investment
                                     companies advised by Warburg.

Stephen Distler (43)                 Vice President and Chief Financial Officer
466 Lexington Avenue                 Managing Director, Controller and Assistant
New York, New York  10017-3147       Secretary of Warburg; Associated with
                                     Warburg since 1984; Treasurer of
                                     Counsellors Securities; Vice
                                     President, Treasurer and Chief
                                     Accounting Officer or Vice
                                     President and Chief Financial
                                     Officer of other investment
                                     companies advised by Warburg.

Eugene P. Grace (45)                 Vice President and Secretary
466 Lexington Avenue                 Associated with Warburg since April 1994;
New York, New York 10017-3147        Attorney-at-law from September 1989-April
                                     1994; life insurance agent, New
                                     York Life Insurance Company from
                                     1993-1994; General Counsel and
                                     Secretary, Home Unity Savings
                                     Bank from 1991-1992; Vice
                                     President and Chief Compliance
                                     Officer and Assistant Secretary
                                     of Counsellors Securities; Vice
                                     President and Secretary of other
                                     investment companies advised by
                                     Warburg.

Howard Conroy (42)                   Vice President
466 Lexington Avenue                 Associated with Warburg since 1992;
New York, New York 10017-3147        Associated with Martin Geller, C.P.A. from
                                     1990-1992; Vice President, Finance with
                                     Gabelli/Rosenthal & Partners, L.P. until
                                     1990; Vice President, Treasurer and Chief
                                     Accounting Officer of other investment
                                     companies advised by Warburg.


Daniel S. Madden, CPA (31)           Treasurer and Chief Accounting Officer
466 Lexington Avenue                 Associated with Warburg since 1995;
New York, New York 10017-3147        Associated with BlackRock Financial
                                     Management, Inc. from September
                                     1994 to October 1995; Associated
                                     with BEA Associates from April
                                     1993 to September 1994;
                                     Associated with Ernst & Young
                                     LLP from 1990 to 1993; Treasurer
                                     and Chief Accounting Officer of
                                     other investment companies
                                     advised by Warburg.

Janna Manes, Esq. (29)               Assistant Secretary
466 Lexington Avenue                 Associated with Warburg since 1996;
New York, New York 10017-3147        Associated with the law firm of Willkie
                                     Farr & Gallagher from 1993-1996;
                                     Assistant Secretary of other
                                     investment companies advised by
                                     Warburg.

               No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation

                                    Total             Total Compensation from
                              Compensation from       all Investment Companies
    Name of Director              the Fund`D'            Managed by Warburg*
-------------------------    --------------------   ---------------------------
John L. Furth                       None**                      None**
Arnold M. Reichman                  None**                      None**
Richard N. Cooper                   $1,500                     $42,916
Donald J. Donahue                   $1,500                     $42,916
Jack W. Fritz                       $1,500                     $42,916
Thomas A. Melfe                     $1,500                     $42,916
Alexander B. Trowbridge             $1,500                     $42,916

-----------------------
`D' Amounts shown are estimates of future payments to be made in the fiscal year ending October 31, 1997 pursuant to existing arrangements.

* Each Director also serves as a Director or Trustee of 23 other investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman are considered to be interested persons of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Fund or any other investment company managed by Warburg.

               As of February 4, 1997, none of the Directors and officers of the Post-Venture Capital and Global Post-Venture Capital Funds as a group owned of record any shares of the relevant Fund's outstanding Common Shares or Advisor Shares.

               Ms. Elizabeth B. Dater, portfolio manager of the Funds, is also co-portfolio manager of Warburg Pincus Emerging Growth Fund and the Small Company Growth Portfolio of Warburg Pincus Trust. Ms. Dater also manages an institutional post-venture capital fund and is the former Director of Research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

               Mr. Stephen J. Lurito, co-portfolio manager of the Post-Venture Capital Fund, is also co-portfolio manager of Warburg Pincus Emerging Growth Fund and the Small Company Growth Portfolio of Warburg Pincus Trust. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and an M.B.A. from The Wharton School, University of Pennsylvania.

               Mr. Harold W. Ehrlich is an associate portfolio manager and research analyst of the Global Post-Venture Capital Fund. Mr. Robert S. Janis and Christopher M. Nawn are associate portfolio managers and research analysts of each Fund and of other Warburg Pincus Funds. Prior to joining Warburg in February 1995, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He earned a B.S.B.A. degree from the University of Florida and earned his Chartered Financial Analyst designation in 1990. Prior to joining Warburg in October 1994, Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania. Prior to joining Warburg in

September 1994, Mr. Nawn was a senior sector analyst and portfolio manager at the Dreyfus Corporation. He earned a B.A. degree from the Colorado College and an M.B.A. degree from the University of Texas.

Investment Advisers and Co-Administrators

               Warburg serves as investment adviser to a Fund, Abbott serves as sub-investment adviser to a Fund, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to a Fund and PFPC serves as a co-administrator to a Fund pursuant to separate written agreements (the "Advisory Agreement," the "Sub-Advisory Agreement," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by each Fund to Warburg under the Advisory Agreement, Abbott under the Sub-Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. Each class of shares of a Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See the Prospectuses, "Management of the Funds."

Post-Venture Capital Fund
Advisory Fees earned by Warburg
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)


        Fiscal period ended                      Fiscal year ended
        October 31, 1995*                        October 31, 1996
        -----------------                        ----------------
        $1,756   ($1,756)                        $1,253,423  ($634,122)


* Warburg also reimbursed the Fund $31,458 during the fiscal period ended October 31, 1995.

Co-Administration Fees earned by PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

        Fiscal period ended                    Fiscal year ended
        October 31, 1995                       October 31, 1996
        ----------------                       ----------------
        $140   ($140)                          $100,274  ($32,617)

Co-Administration Fees earned by Counsellors Service

        Fiscal period ended                      Fiscal year ended
        October 31, 1995                         October 31, 1996
        ----------------                         ----------------
            $140                                     $100,274


Global Post-Venture Capital Fund
Advisory Fees earned by Warburg
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

        Fiscal period ended
        October 31, 1996*
        -----------------
        $2,470  ($2,470)

* Warburg also reimbursed the Fund $40,206 for the fiscal period ending October 31, 1995

Co-Administration Fees earned by PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

        Fiscal period ended
        October 31, 1996
        ----------------
        $237   ($237)

Co-Administration Fees earned by Counsellors Service

        Fiscal period ended
        October 31, 1996
        ----------------
             $198


Custodians and Transfer Agent

               PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of the Post-Venture Capital Fund's U.S. and foreign assets, respectively, pursuant to separate custodian agreements. PNC and Fiduciary Trust Company International ("Fiduciary") serve as custodians of the Global Post-Venture Capital Fund's U.S. and foreign assets, respectively, pursuant to separate custodian agreements (collectively, the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street or Fiduciary, as the case may be, each (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and
(v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with a Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street or Fiduciary, as the case may be, is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

               State Street Bank also acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS' principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Funds

               The Post-Venture Capital Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. The Global Post-Venture Capital Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which two billion shares are designated Common Shares and one billion shares are designated Advisor Shares.

               All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

               Common Shares. The Funds have entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which a Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. During the fiscal year ended October 31, 1996, the Post-Venture Capital Fund paid $250,579 in 12b-1 fees in connection with its Common Shares, all of which was spent on advertising and marketing communications. During the period commenced September 30, 1996 (commencement of operations) to October 31, 1996, the Global Post-Venture Capital Fund paid $494 in 12b-1 fees in connection with its Common Shares, all of which was payment on advertising and marketing communications.

               Pursuant to the 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

               Advisor Shares. The Post-Venture Capital Fund has entered and the Global Post-Venture Capital Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. During the fiscal year ended October 31, 1996, the Post-Venture Capital Fund paid $211 in 12b-1 fees in connection with its Advisor Shares, all of which was paid to Institutions.

               An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

               General. The Distribution Plan and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by a Board, including a majority of the Directors who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or the 12b-1 Plan, as the case may be ("Independent Directors"). Any material amendment of the Distribution Plan or the 12b-1 Plan would require the approval of the Board in the manner described above. The Distribution Plan or the 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Advisor Shares or the Common Shares, as the case may be. The Distribution Plan or the 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Advisor Shares or the Common Shares, as the case may be.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

               The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

               Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

               If a Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

               Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

                               EXCHANGE PRIVILEGE

               An exchange privilege with certain other funds advised by Warburg is available to investors in a Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

               The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

               Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

               The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

               A Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least the sum of 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures, forward contracts and certain other assets held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund
(a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectus. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

               A Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and
(ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

               Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectus, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in a Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

               A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount. Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them.

               Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

               If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

               If a Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

               A Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

               On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If a Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Fund. Recently proposed legislation would codify the mark-to-market election for regulated investment companies.

                          DETERMINATION OF PERFORMANCE

               From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders.

Post-Venture Capital Fund
(performance figures calculated without the waiver of fees by the Fund's service provider(s), if any, are noted in parenthesis)

                                                 Period from the
                         One-year period         commencement of
                         ended October 31,       operations and ended
                         1996                    October 31, 1996
                         ----------------        ----------------
Common Shares            49.95%(49.30%)          53.98%      (53.37%)
Advisor Shares           49.16%(48.97%)          53.10%      (52.84%)

These figures constitute the annual average total return for the relevant period listed. (The Fund commenced operations on September 29, 1995.)

Global Post-Venture Capital Fund
(performance figures calculated without the waiver of fees by the Fund's service provider(s), if any, are noted in parenthesis)

                            Period from the
                            commencement of
                            operations and ended
                            October 31, 1996
                            ---------------------
Common Shares               -1.40%     (-27.67%*)

Advisor Shares              -1.50%     (-27.67%*)

*Annualized.
(The Fund commenced operations on September 30, 1996.)





               These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)'pp'n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of the Fund's total return over longer market cycles.

               A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be.

               The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

               The Global Post-Venture Capital Fund intends to diversify its assets among countries, and in doing so, would expect to be able to reduce the risk arising from economic problems affecting a single country. Warburg thus believes that, by spreading risk throughout many diverse markets outside the United States, the Fund will reduce its exposure to country-specific economic problems. Warburg also believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

               Reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

               Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. A Fund's financial statement for the fiscal period or year ended October 31, 1996 that is incorporated by reference in this Statement of Additional Information has been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and has been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

               Willkie Farr & Gallagher serves as counsel for the Funds as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS

               As of December 31, 1996, the name, address and percentage of ownership of each person that owns of record 5% or more of the Fund's outstanding shares where as follows:

Post-Venture Capital Fund           Common Shares        Advisor Shares
-------------------------           -------------        --------------
Charles Schwab & Co. Inc.              24.77%
Reinvest Account
Attn.: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Donaldson Lufkin & Jenrette                                   5.25%
  Securities
P.O. Box 2052
Jersey City, NJ  07303-2052

Nat'l Financial Svcs Corp.             12.62%
FBO Customers
P.O. Box 3908

Church Street Station
New York, NY  10008-3908

Donald J. Smith                                               16.31%
Robert J. Smith Trustees
EM Smith Jewelers Inc.
P/S Pension Fund Trust
1334 Bridge Street
Chillicothe, OH  45601

Donald J. Smith                                                8.56%
Robert J. Smith
David E. Smith Trustees
Eugene M. Smith Revocable
  Trust
UAD 4/8/80
17 Briarcliff Drive
Chillicothe, OH  45601-1913

State Street Bank & Trust                                     40.67%
  Company
Custodian for the IRA of
Barton B. Antista
2622 Katherine Street
El Cajon, CA  92020-2036

               The Post-Venture Capital Fund believes these entities are not the beneficial owners of shares held of record by them. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 20.35% of the Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

Global Post-Venture
Capital Fund                        Common Shares              Advisor Shares
-------------------                 -------------              --------------
Warburg, Pincus Counsellors,           23.13%                      87.19%
  Inc.
Attn.: Stephen Distler
466 Lexington Avenue, 10th Fl
New York, NY  10017-3140

The American Numismatic                12.01%
  Society
155th Street Broadway
New York, NY  10032

               The Global Post-Venture Capital Fund believes these entities are not the beneficial owners of shares held of record by them. Warburg holds these shares as a result of limited distribution activities of the Common and Advisor Shares since commencement of the Fund's operations. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 26.37% of the Common and Advisor Shares outstanding including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

                              FINANCIAL STATEMENTS

               Each Fund's audited annual report dated October 31, 1996, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. A Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

               Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

               The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

               The following summarizes the ratings used by S&P for corporate bonds:

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

               A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

               BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than

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


B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

               B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

               CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

               CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

               C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

               Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

               To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

               D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               The following summarizes the ratings used by Moody's for corporate bonds:

               Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

               Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

               Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements
               (1)  Financial Statements included in Part A:
                    (a)  Financial Highlights
               (2)  Audited Financial Statements included in Part B:
                    (incorporated by reference to Fund's Annual Report dated October 31, 1996)
                    (a)  Schedule of Investments
                    (b)  Statement of Assets and Liabilities
                    (c)  Statement of Operations
                    (d)  Statement of Changes in Net Assets
                    (e)  Financial Highlights
                    (f)  Notes to Financial Statements
                    (g)  Report of Independent Accountants

          (b)  Exhibits:


Exhibit No.  Description of Exhibit
-----------  ----------------------

1    (a)     Articles of Incorporation.(1)

     (b)     Articles Supplementary

     (c)     Articles of Amendment

2            By-Laws.(1)

3            Not applicable.

4            Forms of Share Certificates.(1)

5    (a)     Form of Investment Advisory Agreement.(1)

     (b) Form of Sub-Investment Advisory Agreement with Abbott Capital Management, L.P.


     (c) Form of Sub-Investment Advisory Agreement with Abbott Capital Management, L.L.C.

6            Form of Distribution Agreement.

7            Not applicable.


-----------------
(1) Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A, filed on September 22, 1995.

8    (a)     Form of Custodian Agreement with PNC Bank, National Association.(2)

     (b)     Form of Custodian Agreement with State Street Bank and Trust
             Company.(2)

9            Form of Transfer Agency Agreement with State Street Bank & Trust
             Company.(2)

     (b)     Form of Counsellors Service Co-Administration Agreement.(2)

     (c)     Form of PFPC Co-Administration Agreement.(2)

     (d)     Forms of Services Agreements.

     (e)     Form of Credit Agreement with Deutsche Bank AG, New York Branch.(3)

     (f) Form of Letter Agreement and Discretionary Line of Credit Demand Note with PNC Bank.(3)

     (g)     Form of Credit Agreement with PNC Bank.(3)

10   (a)     Consent of Willkie Farr & Gallagher, counsel to Registrant.

     (b)     Opinion of Willkie Farr & Gallagher, counsel to Registrant.(4)

11           Consent of Coopers & Lybrand L.L.P., Independent Accountants.

12           Not applicable.

13           Form of Purchase Agreement.(1)

14           Form of Retirement Plan.(3)

15   (a)     Form of Shareholder Servicing and Distribution Plan.

     (b)     Form of Shareholder Services Plan.(5)

     (c)     Form Distribution Plan.

------------------
(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(3)  Incorporated by reference to Post-Effective Amendment No. 2 to
     Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 4, 1996.

(4) Incorporated by reference to Opinion of Willkie Farr & Gallagher filed with Registrant's Rule 24f-2 Notice filed on December 27, 1996.

(5) Incorporated by reference to Registration Statement on Form N-1A filed by Warburg, Pincus Global Post-Venture Capital Fund, Inc. on July 19, 1996 (Securities Act File No. 33-08459).

16           Schedule for Computation of Total Return Performance Quotation.

17   (a)     Financial Data Schedule relating to Common Shares.

     (b)     Financial Data Schedule relating to Advisor Shares.

18           Form of Rule 18f-3 Plan.

Item 25.  Persons Controlled by or Under Common Control with Registrant

          From time to time, Counsellors may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Counsellors has four wholly-owned subsidiaries:
Counsellors Securities Inc., a New York Corporation; Counsellors Funds Service Inc., a New York corporation; Counsellors Agency Inc., a New York corporation; and Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation.

Item 26.  Number of Holders of Securities

                                                       Number of Record Holders
           Title of Class                              as of December 31, 1996
           --------------                              -----------------------

Common Stock par value
$.001 per share                                                  7,178

Common Stock par value
$.001 per share - Series 1                                           0

Common Stock par value
$.001 per share - Series 2
(Advisor Shares)                                                    24

Item 27.  Indemnification

          Registrant, officers and directors of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Registrant's Registration Statement, filed on July 21, 1995.

Item 28.  Business and Other Connections of
          Investment Adviser

          Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).


          Abbott Capital Management, L.P. ("Abbott") acts as sub-investment adviser for the Registrant. Abbott renders investment advice and provides full-service private equity programs to clients. The list required by this
Item 28 of officers and partners of Abbott, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Abbott (SEC File No. 801-27914).

Item 29.  Principal Underwriter

          (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc., Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg, Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Tax Free Fund; Warburg Pincus Trust; and Warburg Pincus Trust II.

          (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 15-654) filed by Counsellors Securities under the Securities Exchange Act of 1934, as amended.

          (c) None.

Item 30.  Location of Accounts and Records

          (1)  Warburg, Pincus Post-Venture Capital Fund, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (Fund's Articles of Incorporation, By-laws and minute books)

          (2)  Warburg, Pincus Counsellors, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as investment adviser)

          (3)  Counsellors Funds Service, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as co-administrator)

          (4)  PFPC Inc.
               400 Bellevue Parkway
               Wilmington, Delaware 19809
               (records relating to its functions as co-administrator)

          (5)  Counsellors Securities Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as distributor)

          (6)  PNC Bank, National Association
               1600 Market Street
               Philadelphia, Pennsylvania 19103
               (records relating to its functions as custodian)

          (7)  State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts 02110
               (records relating to its functions as shareholder servicing agent, transfer agent, dividend disbursing agent and custodian)

          (8)  Boston Financial Data Services, Inc.
               2 Heritage Drive
               North Quincy, Massachusetts 02171
               (records relating to its functions as transfer agent and dividend disbursing agent)


Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          (a) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

          (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 21st day of February, 1997.

                                           WARBURG, PINCUS POST-VENTURE
                                           CAPITAL FUND, INC.

                                           By:/s/ Arnold M. Reichman
                                              ----------------------------------
                                                  Arnold M. Reichman
                                                  President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



Signature                             Title                  Date
---------                             -----                  ----
/s/  John L. Furth                    Chairman of the        February 21, 1997
-------------------------------       Board and Director              ---
     John L. Furth

/s/  Arnold M. Reichman               President              February 21, 1997
-------------------------------       and Director                    ---
     Arnold M. Reichman

/s/  Howard Conroy                    Vice President         February 21, 1997
-------------------------------       and Chief Financial             ---
     Howard Conroy                    Officer

/s/  Daniel S. Madden                 Treasurer and Chief    February 21, 1997
-------------------------------       Accounting Officer              ---
     Daniel S. Madden

/s/  Richard N. Cooper                Director               February 21, 1997
-------------------------------                                       ---
     Richard N. Cooper

/s/  Donald J. Donahue                Director               February 21, 1997
-------------------------------                                       ---
     Donald J. Donahue

/s/  Jack W. Fritz                    Director               February 21, 1997
-------------------------------                                       ---
     Jack W. Fritz

/s/  Thomas A. Melfe                  Director               February 21, 1997
-------------------------------                                       ---
     Thomas A. Melfe

/s/  Alexander B. Trowbridge          Director               February 21, 1997
-------------------------------                                       ---
     Alexander B. Trowbridge

                                INDEX TO EXHIBITS


Exhibit No.             Description of Exhibit
-----------             ----------------------

1  (b)                  Articles Supplementary.

   (c)                  Articles of Amendment

5  (b)                  Form of Sub-Investment Advisory Agreement with
                        Abbott Capital Management, L.P.

   (c) Form of Sub-Investment Advisory Agreement with Abbott Capital Management, L.L.C.

6                       Form of Distribution Agreement.

9  (d)                  Forms of Services Agreement.

10 (a)                  Consent of Willkie Farr & Gallagher, counsel to
                        Registrant.

11                      Consent of Coopers & Lybrand L.L.P., Independent
                        Accountants.

15 (a)                  Form of Shareholder Servicing and Distribution Plan.

   (c)                  Form of Distribution Plan.

16                      Schedule for Computation of total Return Performance
                        Quotation.

17 (a)                  Financial Data Schedule relating to Common Shares.

   (b)                  Financial Data Schedule relating to Advisor Shares.

18                      Form of Rule 18f-3 Plan.




                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..................................    'D'
Characters normally expressed as superscript shall be preceded by........   'pp'